Exhibit 10.38

FOURTH AMENDMENT TO

EXCLUSIVE LICENSE AGREEMENT

This Fourth Amendment to the License and Supply Agreement (this “Amendment”) is made as of December 7, 2009 by and among Alphatec Spine, Inc., a Delaware corporation with a principal place of business at 5818 El Camino Real, Carlsbad, California 92008 (“Licensee”), Progressive Spinal Technologies LLC, a limited liability company organized under the laws of the state of Delaware, with an address at 410 East Walnut Street, Suite #8, Perkasie, Pennsylvania 18944 (“Licensor”) and Alphatec Holdings, Inc., a Delaware corporation with a principal place of business at 5818 El Camino Real, Carlsbad, California 92008 (“Holdings”). Capitalized terms undefined herein shall have the meaning ascribed them in the Agreement.

RECITALS

Reference is made to that certain Exclusive License Agreement dated December 18, 2007, as amended, between the parties to this Amendment (the “Agreement”).

The Parties desire to amend the Agreement as set forth herein.

Now, therefore, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the Parties hereto, the Parties hereto agree as follows:

1.	AMENDMENTS

1.1 Amendment and Restatement of Section 4.1.2. Section 4.1.2 of the Agreement is hereby deleted and replaced in its entirety with the following language:

“4.1.2 Milestone Payments. Licensee shall pay milestone payments (or in the case of the Common Stock cause the issuance thereof by Holdings) to Licensor (each such payment or issuance a “Milestone Payment”) as specified below no more than [***] ([***]) days after the occurrence of the corresponding event designated below, unless this Agreement has been terminated prior to such due date. No Milestone Payments described in this Subsection 4.1.2 shall be credited against or otherwise reduce any other amounts payable hereunder.

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under

Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Event	Milestone Payment

[***]	[***]

[***]

[***]	[***]

[***]	[***]

[***]

[***]	[***]

[***]	[***]

[***]	[***]

1.2 Amendment and Restatement of Section 4.1.4. Section 4.1.4 of the Agreement is hereby deleted and replaced in its entirety with the following language:

“4.1.4 Minimum Royalties. Licensee shall pay Licensor the following minimum annual royalty amounts in each calendar year listed next to such amount. No minimum annual royalty described in this Subsection 4.1.4 shall be credited against or otherwise reduce any other amounts payable hereunder. For a particular calendar year, in the event that the sum of the earned royalties on Net Sales timely paid in accordance with Subsection 4.1.3 above with respect to the four calendar quarters of such calendar year are less than the minimum annual royalty for such year designated below, the obligation to pay the difference to Licensor shall accrue on the last day of such calendar year and be payable by Licensee no later than [***] ([***]) days following the end of such calendar year:

Twelve (12) Months Ending	Minimum Annual Royalty

December 31, 2010	[***]

December 31, 2011	[***]

December 31, 2012 and each calendar year thereafter	[***]

2.	MISCELLANEOUS

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under

Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

In the event of any conflict between the provisions of this Amendment and the Agreement, the provisions of this Amendment shall prevail. Other than as set forth in this Amendment, the remainder of the Agreement shall remain in full force and effect.

[Signatures Follow]

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under

Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties and Holdings have caused this Amendment to be executed by their duly authorized representative.

ALPHATEC SPINE, INC.		PROGRESSIVE SPINAL TECHNOLOGIES LLC

By:	/s/ Dirk Kuyper	By:	/s/ E. Skott Greenhalgh
	Name: Dirk Kuyper Title: President and CEO		Name: E. Skott Greenhalgh Title: CEO

ALPHATEC HOLDINGS, INC.

By:	/s/ Dirk Kuyper
Name: Dirk Kuyper Title: President and CEO

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under

Rule 24b-2 of the Securities Exchange Act of 1934, as amended.